Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to revenue, are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Slide 2 Second Quarter Highlights Major Milestone in Execution of Strategy On Command Acquisition Expanded Interactive Television Network by 830,000 Rooms Now Serve 1.9 million Hotel Rooms StayOnline Acquisition Expanded Broadband Network and Broadened Array of IP-Based Solutions Now Serve 209,000 High Speed Internet Access Rooms Acquisitions Are Driving And Diversifying Revenue & AOCF Total Revenue up 88% to $135 Million Significant Increase in Other Revenue (HSIA and iTV Equipment Sales, Advertising) Adjusted Operating Cash Flow up 52% to $36.0 Million Bottom Line Results Within Expectations Given Acquisitions

LODGENET®
connect. inform. entertain.

Q2 Revenue Growth (in millions)


+ 87.8%
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
+ 2.7%
+ 5.6%
Q2'05
Q2'06
Q2'07

- Pre-Acquisition LodgeNet Up 4.5%
- Digital Platform Installed in More Than 76.5% of Rooms

Slide 3

Q2 2007 Q2 2006 % Change Guest Pay $121.8 $ 68.3 78.3% Other: - HSIA $ 5.2 $ 1.0 - Healthcare .7 .8 - Other 7.2 1.8 Total Other $ 13.1 $ 3.6 277% Total Other Revenue $134.9 $ 71.9 87.8% Q2 Revenue Analysis (in thousands) Slide 4 Diversifying Revenue: - Total Other Revenue Represents 10% of Total Revenue in Q2 of 2007 vs. 5% in Q2 of 2006

Consolidated Without On Command Q2 2007 Q2 2007 Q2 2006 Movie Revenue $ 16.70 $ 17.13 $17.03 Other Interactive Services 5.82 6.49 5.84 Total Per Guest Pay Room $ 22.52 $ 23.62 $22.87 Q2 Guest Pay Revenue Analysis Slide 5 "Consolidated" Includes LodgeNet, On Command and StayOnline Without On Command: - StayOnline Increased Other Interactive Services Revenue by $0.39 Per Room - Basic Cable Services Increased Other Interactive Services Revenue by $0.46 Per Room Per room per month

HSIA-Related Costs* 3.0 bps Programming-Related Costs* 1.9 Other Direct Costs 1.3 Total 6.2 bps Slide 6 Analysis of Direct Costs & Operating Expenses Guest Pay Operations: $2.77 per room in Q2 2007; $3.00 per room in Q2 2006 SG&A: 12.0% of revenue vs. 9.9% in Q2 2006; $7.6 million due to acquisitions D&A: Increased $16.7 million - $15.6 due to acquisitions; $2.6 due to purchased intangibles; $(1.5) million pre-acquisition LodgeNet Direct Costs: As a percent of revenue - 51.1% versus 44.9% * Primarily acquisition related

(in millions) Q2 '05 Q2 '06 Q2 '07 AOCF 24 23.7 36 Slide 7 Q2 Adjusted Operating Cash Flow + 5.4% - 1.5% + 51.9% Pre-Acquisition LodgeNet Up 2.1%

Q2 2007 Q2 2006 Consolidated Operating Income $ (726) $ 6,729 Adjustments: - Restructuring & Integration Charges 2,748 - Amortization of Purchased Intangibles 2,583 - Acquisition Related Operating Losses 3,905 Adjusted Operating Income* $ 8,510 $ 6,729 Q2 Operating Profit Analysis Slide 8 *Pre-acquisition LodgeNet (in thousands)

Q2 2007 Q2 2006 Consolidated Net Income $ (34,031) $ 433 Adjustments: - Restructuring & Integration Charges 2,748 - Amortization of Purchased Intangibles 2,583 - Acquisition Related Net Losses 3,745 - Acquisition Related Interest 4,810 - Loss on Retirement of Debt 22,170 Adjusted Net Income* $ 2,025 $ 433 Q2 Net Income Analysis Slide 9 *Pre-acquisition LodgeNet (in thousands)

6 mo '07 6 mo '06 Net Income and Non-cash Charges $ 19.8 $ 34.4 Change in Working Capital1 (5.7) 1.9 Cash from Operations 14.1 36.3 Adjustments: - Additional Working Capital 9.2 - Restructuring & Integration 0.8 - Redemption of 9.5% Notes 18.6 Adjusted Cash from Operations $ 42.7 $ 36.3 Slide 10 Cash Flow Analysis (in millions) 1. Increase: $4.2 - StayOnline; $5.0 Million - On Command

6 mo '07 6 mo '06 Adjusted Cash from Operations $ 42.7 $ 36.3 Corp Capital / Minor Extensions (14.1) (7.3) Renewal Investments * (11.2) (7.8) Adjusted Pre-Expansion Cash Flow 17.4 21.2 New Room Investment ** (13.4) (9.8) Adjusted Post- Expansion Cash Flow $ 4.0 $ 11.4 *Digital Upgrade Rooms 38,119 30,782 **New Digital Rooms 35,481 27,904 Slide 11 Cash Flow Analysis (in millions) Adjusted Cash Flow Decrease of $7.4 Million, Primarily Affected by $6.0 Million of Acquisition-Related Inventory and $1.0 Million of Minor Extensions

2007 Range 2007 Adjusted* Revenue $ 490.0 - $510.0 Adjusted Operating Cash Flow $ 132.0 - $142.0 Net Loss $ (54.0) - $(44.0) $ (19.0) - $ (9.0) Net Loss Per Share $ (2.36) - $(1.93) $ (0.83) - $(0.39) Cash Earnings (Loss) $ (44.0) - $(34.0) $ (17.0) - $ (7.0) CEPS (Loss) $ (1.93) - $(1.49) $ (0.74) - $(0.31) Capital Investment $ 75.0 - $ 80.0 Free Cash Flow $ (5.0) - $ 5.0 $ 20.0 - $ 25.0 AOCF Margin 26.5% - 28.0% Guidance (in millions except per share) * Adjusted guidance excludes amortization of purchase intangibles, other acquisition-related costs and refinancing of 9.5% senior notes Slide 12

Guidance 2008 Range 2008 Adjusted* Revenue $565.0 - $585.0 Adjusted Operating Cash Flow $165.0 - $180.0 Net Income (Loss) $ (8.0) - $ 7.0 $ 6.0 - $ 21.0 Net Income (Loss) Share $(0.35) - $ 0.31 $ 0.26 - $ 0.92 Cash Earnings $ 3.0 - $ 18.0 $ 8.0 - $ 23.0 CEPS $ 0.13 - $ 0.79 $ 0.35 - $ 1.01 Capital Investment $ 80.0 - $ 85.0 Free Cash Flow $ 30.0 - $ 45.0 $ 35.0 - $ 50.0 AOCF Margin 29.0% - 31.0% (in millions except per share) * Adjusted guidance excludes amortization of purchase intangibles and other acquisition-related costs Slide 13

1.8 Million Hotel Rooms -Top 10 MSO 300 Million Interactive Experiences Annually Guest Connectivity High-Definition Television Sports On-Demand Programming Hotel Branding & Marketing Applications The New LodgeNet A Broader Array of Solutions A More Strategic Network Slide 14

Renewing and maximizing our core business while generating additional growth by developing and delivering compelling new interactive solutions to current and adjacent markets. Growth Strategy Expanding Networks & Integrating Solutions Expanding Networks: Driving interactive television network in lodging and adjacent markets Developing broadband & digital networks into markets served Integrating Solutions: Delivering new interactive solutions that drive new revenue Build competitive differentiation in meeting customer needs Slide 15

Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Hourly - Maintenance Agreements "Bundled" Solutions - Television & HSIA HSIA Video East 209 1800 The New LodgeNet Opportunities Rooms (in thousands) Internet Connectivity 209 1,840 Slide 16

HD Basic Cable - More Channels - Higher Percentage of Hotels - +$5.00 per Room/Month HD Video On-Demand - Increased Guest Interest "Easy HD" Services - Program Consultation - Project Management Installation Services Extended Service Plans HDTV Video East 48 1844 Rooms (in thousands) The New LodgeNet Opportunities High Definition Television 48 1,840 Slide 17

Healthcare Travel Centers Time Shares Gaming Markets International Markets IPTV Solutions Advertising Other New LodgeNet Opportunities Slide 18

Combined Sales Organization - Early May Engineering Organization - Mid-May Marketing and Programming - Late June Technical Operations - July Remaining Departments - In Progress Integration Progress $15 Million in Cost Synergies Expected Slide 19

(c) 2007 LodgeNet Entertainment Corporation. All rights reserved. Slide 20

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 21

Reconciliation of Net Loss to Adjusted Net Loss Slide 22

Reconciliation of Adjusted Free Cash Flow Slide 23

Reconciliation of Cash Earnings per Share Slide 24